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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  October 21, 1997

                               Chiron Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                        0-12798                 94-2754624
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(State or other               (Commission              (IRS Employer
 jurisdiction of               File Number)         Identification No.)
 incorporation)

                       4560 Horton Street, Emeryville, CA          94608
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                    (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (510) 655-8730
                                                   --------------

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.      OTHER EVENTS.

       On October 21, 1997, Chiron Corporation and Bausch & Lomb Incorporated, a New York corporation, issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that the two companies have signed an agreement under which Bausch & Lomb has agreed to purchase Chiron's opthalmic products unit, Chiron Vision Corporation, for $300 million in cash.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits.

                                                           Sequentially Numbered
       Exhibit Number                                               Page
       --------------                                      ---------------------
             99.1        Press Release dated
                         October 21, 1997
                         referred to in Item 5 above.


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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHIRON CORPORATION


Date:     October 22, 1997                   By:  /s/ William G. Green
                                                  ----------------------
                                                  William G. Green
                                                  Senior Vice President,
                                                  General Counsel and
                                                  Secretary


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                                INDEX TO EXHIBITS



                                                            Sequentially
Exhibit No.                   Description                   Numbered Page
-----------                   -----------                   -------------

99.1                Press Release dated October 21, 1997.







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